UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 23, 2021

Bank of Commerce Holdings
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

555 Capitol Mall, Suite 1255
Sacramento, California 95814
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (800) 421-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BOCH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On June 23, 2021, Bank of Commerce Holdings, a California corporation (the “Company”), and Columbia Banking System, Inc., a Washington corporation (“Columbia”), issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of June 23, 2021 (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the Company will merge with and into Columbia (the “Merger”), with Columbia surviving the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the announcement of the Merger Agreement, the Company and Columbia intend to provide supplemental information regarding the proposed transaction in presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 8.01 and Exhibits 99.1 and 99.2 attached hereto is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing and potential benefits of the business combination transaction involving the Company and Columbia, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which the Company and Columbia operate; uncertainties regarding the ability of Merchants Bank of Commerce and Columbia State Bank to promptly and effectively integrate their businesses; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, shareholders, and counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. The Company undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report other than as required by law. For more information, see the risk factors described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”).

This report is being filed in respect of the proposed merger transaction involving the Company and Columbia. This communication does not constitute an offer to sell or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed merger transaction, Columbia expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Preliminary Proxy Statement of the Company and a Preliminary Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, the Company will mail a Definitive Proxy Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that the Company or Columbia may file with the SEC and send to the Company’s shareholders in connection with the proposed merger transaction. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN REGARDING THE PROPOSED MERGER TRANSACTION WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A free copy of the Proxy Statement/Prospectus included in the Registration Statement, as well as other filings containing information about Columbia, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from the Company at www.bankofcommerceholdings.com under the tab “Investor Services” and from Columbia at www.columbiabank.com under the heading “Investor Relations”, or by requesting them in writing or by telephone from the Company at: Bank of Commerce Holdings, 555 Capitol Mall, Suite 1255, Sacramento, California 95814, ATTN: Corporate Secretary; Telephone (800) 421-2575.

Participants in the Solicitation

The Company and Columbia and certain of the Company’s directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed merger transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 6, 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

Item 9.01 - Financial Statements and Exhibits

(d)          Exhibits:

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description

99.1	Joint Press Release issued June 23, 2021
99.2	Slide Presentation to be made available in connection with investor conference call held on June 24, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 24, 2021
/s/ James A. Sundquist
By: James A. Sundquist
Executive Vice President – Chief Financial Officer

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